Exhibit 99.1

Xcerra Stockholders Approve Merger with Hubei Xinyan Equity Investment Partnership (Limited Partnership)

Norwood, Mass., October 13, 2017 — Xcerra Corporation (“Xcerra” or the “Company”) (Nasdaq: XCRA) announced today that, at the Company’s Special Meeting of Stockholders held October 12, 2017, Xcerra stockholders approved the previously announced Agreement and Plan of Merger, as assigned and amended, by and among Hubei Xinyan Equity Investment Partnership (Limited Partnership) (“Xinyan”), China Integrated Circuit Industry Investment Fund Co., Ltd. (“China IC Fund”) and the Company (the “Agreement”), as joined by Unic Acquisition Corporation.

40,704,975 shares were voted in favor of the Agreement, which represents 98.7% of the total shares voted, or 74.88% of the total shares outstanding as of August 23, 2017, the record date for the Special Meeting. There were approximately 54.4 million shares of Xcerra common stock outstanding and entitled to vote at the Special Meeting.

David Tacelli, president and chief executive officer of Xcerra, commented, “Obtaining approval of the merger from our stockholders was an important step toward realizing the value and benefits this deal will bring to investors, customers and employees. The transaction will strengthen our competitive positioning and growth potential on a global basis and allow us to make long-term investments in innovation, fund the development of new products, and broaden and strengthen our customer relationships around the world.”

Xcerra and Xinyan are continuing to pursue regulatory clearance of the transaction by the Committee on Foreign Investment in the United States (CFIUS) and subsequent consummation of the merger. Additional information about the CFIUS review process can be found in the definitive proxy statement filed by Xcerra with the Securities and Exchange Commission on September 5, 2017.

Pursuant to the terms of the Agreement, Xinyan will acquire Xcerra for the agreed-upon purchase price of $10.25 per share. In addition to CFIUS clearance, the closing of the proposed transaction remains subject to other conditions, including the receipt of required regulatory approvals in the U.S., China, and other international jurisdictions. The transaction is expected to close as soon as all of such regulatory approvals are received.

Cowen and Company, LLC is serving as financial advisor to the Company, and Latham & Watkins LLP is serving as the Company’s outside legal counsel.

Safe Harbor and Forward Looking Statements

Certain statements contained in this press release may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction involving Xcerra Corporation (“Xcerra”) and Hubei Xinyan Equity Investment Partnership (Limited Partnership) (“Xinyan”) and the ability to consummate the transaction. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the transaction are not satisfied, including the failure to timely or at all obtain any required regulatory clearances, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR) or from the Committee on Foreign Investment in the United States (CFIUS); uncertainties as to the timing of the consummation of the transaction and the ability of each of Xcerra and Xinyan to consummate the transaction, including as a result of the failure of Xinyan to obtain or provide on a timely basis or at all the necessary financing; risks that the transaction disrupts the current plans and operations of Xcerra; the ability of Xcerra to retain and hire key personnel; competitive responses to the transaction; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Xcerra’s Definitive Proxy Statement filed on Schedule 14A and Xcerra’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”). Xcerra can give no assurance that the conditions to the transaction will be satisfied. Except as required by applicable law, Xcerra undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

About Xcerra

Xcerra Corporation is comprised of four businesses in the semiconductor and electronics manufacturing test markets: atg-Luther & Maelzer, Everett Charles Technologies, LTX-Credence and Multitest. The combination of these businesses creates a company with a broad spectrum of semiconductor and PCB test expertise that drives innovative new products and services, and the ability to deliver to customers fully integrated semiconductor test cell solutions. The Company addresses the broad, divergent requirements of the mobility, industrial, automotive and consumer end markets, offering a comprehensive portfolio of solutions and technologies, and a global network of strategically deployed applications and support resources. Additional information can be found at www.xcerra.com or at each product group’s website; www.atg-lm.com, www.ectinfo.com, www.ltxc.com and www.multitest.com.

About Hubei Xinyan Equity Investment Partnership (Limited Partnership) or Xinyan

Xinyan is a limited partnership formed in 2017 under the laws of PRC as a buy-out investment fund established solely for the purpose of engaging in the transactions contemplated by the Agreement with a capital commitment of RMB 3.57 billion (equivalent to approximately US$541.5 million). The general partner of Xinyan is a limited liability company (“GP”) formed under the laws of the PRC in 2017. The largest investor of GP is Unic Capital Management Co., Ltd. (“Unic Capital”).

About Unic Capital Management Co., Ltd. or Unic Capital

Unic Capital is a limited liability company formed in 2016 under the laws of PRC. Unic Capital is a capital and asset management firm, which makes long-term investments in semiconductor and other advanced technology industries.

About China Integrated Circuit Industry Investment Fund Co., Ltd. or China IC Fund

China IC Fund is a market-oriented fund focusing on investment in semiconductor and related industries. China IC Fund has issued an equity commitment letter to Xinyan pursuant to which, subject to the terms and conditions contained in the equity commitment letter, China IC Fund has committed to provide certain equity funding to Xinyan solely for funding the merger consideration payable under the Agreement and related costs and expenses.

Additional Information and Where to Find It

This press release is being made in respect of the proposed transaction involving Xcerra and Xinyan. Xcerra has filed with the SEC a proxy statement in connection with the proposed transaction as well as other documents regarding the proposed transaction and the definitive proxy statement has been sent or given to the stockholders of Xcerra and contains important information about the proposed transaction and related matters. XCERRA’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Xcerra with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders of Xcerra will be able to obtain free copies of the proxy statement from Xcerra by contacting Investor Relations by mail at Attn: Investor Relations, 825 University Avenue, Norwood, Massachusetts 02062.

Investor Contacts:

Richard Yerganian

Vice President, Investor Relations

Xcerra Corporation

Tel. 781.467.5063

Email: rich.yerganian@xcerra.com

Media Contact:

Alex Finnegan

Director

Brunswick Group

Tel. 202.393.7337

Email: afinnegan@brunswickgroup.com

Xcerra is a trademark of Xcerra Corporation.

All other trademarks are the property of their respective owners.

Source: Xcerra Corporation.